                         AMENDMENT TO PROMISSORY NOTE

     THIS AGREEMENT TO PROMISSORY NOTE is entered into as of June 9, 1997, between STEVE REEDY ("Payee") and ORGANIC FOOD PRODUCTS, INC., a California corporation formerly known as Garden Valley Naturals, Inc. ("Maker"), with reference to the following facts:

     A. Maker is the maker and Payee is the payee of the Promissory Note dated January 10, 1996, in the original principal amount of $780,000 (the "Promissory Note").

     B. Maker and Payee desire to amend the terms of the Promissory Note pursuant to the terms hereof.

     NOW, THEREFORE, the parties agree as follows:

     1. The first two paragraphs of the Promissory Note are hereby deleted and in their place shall be inserted the following:

          FOR VALUE RECEIVED, the undersigned, ORGANIC FOOD PRODUCTS, INC., a California corporation formerly known as Garden Valley Naturals, Inc. ("Maker"), promises to pay to STEVE REEDY ("Payee"), or order, at 3103 Hillside Drive, Burlingame, CA 94010, or at such other place as Payee may from time to time designate by written notice to Maker, the principal sum of Seven Hundred Eighty Thousand Dollars ($780,000), without interest thereon until the earlier of (i) the date on which Maker closes an initial public offering of its securities under the Securities Act of 1933 ("IPO") or (ii) January 10, 1998; thereafter, interest on the unpaid principal shall accrue at the rate of six percent (6%) per annum.

          Principal and interest shall be repaid as follows:

          At the closing of the IPO, Maker shall pay principal of $350,000. Thereafter, principal and interest shall be repaid in monthly installments of $20,000 on the last day of each month, commencing on the last day of the month immediately following the IPO. Any installment payments shall be applied first to accrued interest and then to principal. If the IPO does not occur prior to January 10, 1998, then this Note shall be due and payable as of that date. This Note may be prepaid at any time, in whole or in part, without penalty.

          If Maker fails to pay any installment when due and such failure continues for ten days after Maker's receipt of written notice from Payee of such failure, Payee may declare the principal and accrued interest hereof immediately due and payable.

     2. Maker and Payee acknowledge that the Promissory Note, as modified, is subordinated to the payment of all obligations of Maker to Wells Fargo Bank, National Association, pursuant to the terms of a Subordination Agreement dated as of February 19, 1997, as the same may be amended or modified from time to time by the parties thereto, and any substitutions therefor.

     3. Except as amended hereby, the Promissory Note shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Promissory Note as of the date first written above.


                                           STEVE REEDY
                                       ---------------------------------------
                                       STEVE REEDY

                                                                       "Payee"


                                       ORGANIC FOOD PRODUCTS, INC.


                                       By: Floyd Hill
                                           -----------------------------------
                                           Floyd Hill, Chief Executive
                                           Officer

                                                                       "Maker"

                          AMENDMENT TO PROMISSORY NOTE

     THIS AMENDMENT TO PROMISSORY NOTE is entered into as of June 10, 1997, between DEAN NICHOLSON ("Payee") and ORGANIC FOOD PRODUCTS, INC., a California Corporation formerly known as Garden Valley Naturals, Inc. ("Maker"), with reference to the following facts:

     A. Maker is the maker and Payee is the payee of the Promissory Note dated January 10, 1996, in the original principal amount of $780,000 (the "Promissory Note").

     B. Maker and Payee desire to amend the terms of the Promissory Note pursuant to the terms hereof.

     NOW, THEREFORE, the parties agree as follows:

     1. The first two paragraphs of the Promissory Note are hereby deleted and in their place shall be inserted the following:

         FOR VALUE RECEIVED, the undersigned, ORGANIC FOOD PRODUCTS, INC., a California corporation formerly known as Garden Valley Naturals, Inc. ("Maker"), promises to pay DEAN NICHOLSON ("Payee"), or order, at 2609 Hillside Drive, Burlingame, CA 94010, or at such other place as Payee may from time to time designate by written notice to Maker, the principal sum of Seven Hundred Eighty Thousand Dollars ($780,000), without interest thereon until the earlier of (i) the date on which Maker closes an initial public offering of its securities under the Securities Act of 1933 ("IPO") or (ii) January 10, 1998; thereafter, interest on the unpaid principal shall accrue at the rate of six percent (6%) per annum.

         Principal and interest shall be repaid as follows:

         As the closing of the IPO, Maker shall pay principal of $350,000. Thereafter, principal and interest shall be repaid in monthly installments of $20,000 on the last day of each month, commencing on the last day of the month immediately following the IPO. Any installment payments shall be applied first to accrued interest and then to principal. If the IPO does not occur prior to January 10, 1998, then this Note shall be due and payable as of that date. This Note may be prepaid at any time, in whole or in part, without penalty.

         If Maker fails to pay any installment when due and such failure continues for ten days after Maker's receipt of written notice from Payee of such failure, Payee may declare the principal and accrued interest hereof immediately due and payable.

     2. Maker and Payee acknowledge that the Promissory Note, as modified, is subordinated to the payment of all obligations of Maker to Wells Fargo Bank, National Association, pursuant to the terms of a Subordination Agreement dated as of February 19, 1997, as the same may be amended or modified from time to time by the parties thereto, and any substitutions therefor.

     3. Except as amended hereby, the Promissory Note shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Promissory Note as of the date first written above.

                                       /s/ Dean Nicholson
                                       -----------------------------------
                                       DEAN NICHOLSON

                                                                   "Payee"



                                       ORGANIC FOOD PRODUCTS, INC.

                                       By: /s/ Floyd Hill
                                           -------------------------------
                                           Floyd Hill, Chief Executive
                                             Officer

                                                                   "Maker"






                                       2